SCHOONER GLOBAL ABSOLUTE RETURN FUND

A series of Trust for Professional Managers

Supplement dated February 11, 2013
to the Prospectus dated August 31, 2012

The Board of Trustees (the “Board”) of Trust for Professional Managers (the “Trust”), based upon the recommendation of Schooner Investment Group, LLC (the “Adviser”), the investment adviser to the Schooner Global Absolute Return Fund (the “Fund”), a series of the Trust, has determined to close and liquidate the Fund.  The Board concluded that it would be in the best interests of the Fund and its shareholders that the Fund be closed and liquidated as a series of the Trust effective as of the close of business on March 13, 2013.

The Board approved a Plan of Liquidation (the “Plan”) that determines the manner in which the Fund will be liquidated.  Pursuant to the Plan and in anticipation of the Fund’s liquidation, the Fund will be closed to new purchases effective as of the close of business February 11, 2013.  However, any distributions declared to shareholders of the Fund after February 11, 2013 and until the close of trading on the New York Stock Exchange on March 13, 2013 will be automatically reinvested in additional shares of the Fund unless a shareholder specifically requests that such distributions be paid in cash.  Although the Fund will be closed to new investments as of February 11, 2013, you may continue to redeem your shares of the Fund after February 11, 2013, as provided in the Prospectus.  Please note, however, that the Fund will be liquidating its assets as of the close of business on March 13, 2013.

Pursuant to the Plan, if the Fund has not received your redemption request or other instruction prior to the close of business on March 13, 2013, the effective time of the liquidation, your shares will be redeemed, and you will receive proceeds representing your proportionate interest in the net assets of the Fund as of March 13, 2013, subject to any required withholdings.  As is the case with any redemption of fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed.  If the redeemed shares are held in a qualified retirement account such as an IRA, the liquidation proceeds may not be subject to current income taxation under certain conditions.  You should consult with your tax adviser for further information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to your specific situation.

The Adviser will bear all of the expenses incurred in carrying out the Plan.

Shareholder inquiries should be directed to the Fund at 1-866-724-5997.

Please retain this Supplement with your Prospectus for reference.